                                                                 EXHIBIT 10.40.1
                       FIRST AMENDMENT TO CREDIT AGREEMENT
                                 AND ASSIGNMENT

         THIS FIRST AMENDMENT TO CREDIT AGREEMENT AND ASSIGNMENT, dated as of November 20, 2000 (this "First Amendment"), is entered into by and among HORIZON PERSONAL COMMUNICATIONS, INC., an Ohio corporation (the "Company"), BRIGHT PERSONAL COMMUNICATIONS SERVICES, LLC, an Ohio limited liability company ("Bright") (each of the Company and Bright, individually a "Borrower" and collectively, the "Borrowers"), HORIZON PCS, INC., a Delaware corporation (the "Parent"), those Subsidiaries of the Parent listed on the signature pages hereto (together with the Parent, individually a "Guarantor" and collectively the "Guarantors"; the Guarantors, together with the Borrowers, individually a "Credit Party" and collectively the "Credit Parties"), the lenders identified on the signature pages hereto as the Existing Lenders (the "Existing Lenders"), the lenders identified on the signature pages hereto as the New Lenders (the "New Lenders"), FIRST UNION NATIONAL BANK, as Administrative Agent (the "Administrative Agent"), WESTDEUTSCHE LANDESBANK GIROZENTRALE, as Syndication Agent and Arranger (the "Syndication Agent"), and FORTIS CAPITAL CORP., as Documentation Agent (the "Documentation Agent").

                                   WITNESSETH

         WHEREAS, the Borrowers, the Guarantors, the Administrative Agent, the Syndication Agent, the Documentation Agent and the Existing Lenders are parties to that certain Credit Agreement dated as of September 26, 2000 (as amended, modified, supplemented or restated from time to time, the "Credit Agreement"; capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement unless otherwise defined herein);

         WHEREAS, the Borrower has requested that the Revolving Committed Amount be increased by $20,000,000 and the Term Loan A Committed Amount be increased by $5,000,000; and

         WHEREAS, in connection with such increases, the Credit Parties, the Existing Lenders, the Administrative Agent and the New Lenders have agreed that the New Lenders shall become parties to the Credit Agreement (as amended hereby) by way of assignments by the Existing Lenders of certain percentages of their Commitments and the outstanding Loans and LOC Obligations.

         NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                                    SECTION 1

                                   AMENDMENTS

         1.1 DEFINITION OF REQUIRED LENDERS. The definition of "Required Lenders" set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  "Required Lenders" shall mean Lenders holding in the aggregate more than 50% of (a) all Revolving Loans and LOC Obligations then outstanding at such time plus (b) the aggregate unused Revolving Commitments at such time (treating for purposes hereof in the case of Swingline Loans and LOC Obligations, in the case of the Swingline Lender and the Issuing Lender, only the portion of the Swingline Loans and the LOC Obligations of the Swingline Lender and the Issuing Lender, respectively, which is not subject to the Participation Interests of the other Lenders and, in the case of the Lenders other than the Swingline Lender and the Issuing Lender, the Participation Interests of such Lenders in Swingline Loans and LOC Obligations hereunder as direct obligations) plus (c) with respect to the Term Loan A, (i) until the date that is eighteen (18) months after the Closing Date, all of the Term Loan A then outstanding at such time plus the aggregate unused Term Loan A Commitments and (ii) after the date that is eighteen (18) months after the Closing Date, all of the Term Loan A then outstanding at such time plus (d) with respect to the Term Loan B, all of the Term Loan B then outstanding at such time; provided, however, if any Lender shall be a Defaulting Lender at such time, then there shall be excluded from the determination of Required Lenders, Credit Party Obligations (including Participation Interests) owing to such Defaulting Lender and such Defaulting Lender's Commitments, or after termination of the Commitments, the principal balance of the Credit Party Obligations owing to such Defaulting Lender.

         1.2 REVOLVING COMMITTED AMOUNT. Section 2.1(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

         SECTION 2.1       REVOLVING LOANS.

                  (a) Revolving Commitment. During the Commitment Period, subject to the terms and conditions hereof, each Lender severally agrees to make revolving credit loans ("Revolving Loans") to the Borrowers from time to time for the purposes hereinafter set forth; provided, however, that (i) with regard to each Lender individually, the sum of such Lender's share of outstanding Revolving Loans plus such Lender's Revolving Commitment Percentage of Swingline Loans plus such Lender's LOC Commitment Percentage of LOC Obligations shall not exceed such Lender's Revolving Commitment Percentage of the aggregate Revolving Committed Amount and (ii) with regard to the Lenders collectively, the sum of the aggregate amount of outstanding Revolving Loans plus Swingline Loans plus LOC Obligations shall not exceed the aggregate Revolving Committed Amount then in effect. For purposes hereof, the aggregate amount available hereunder shall be NINETY-FIVE MILLION DOLLARS ($95,000,000) (as such aggregate maximum amount may be reduced from time to time as provided in Section 3.2, the "Revolving Committed Amount"). Revolving Loans may consist of Alternate Base Rate Loans or LIBOR Rate Loans, or a combination thereof, as the Borrowers may request, and may be repaid and reborrowed in accordance with the provisions hereof.

                                  ************

         1.3 TERM LOAN A COMMITTED AMOUNT AND AMORTIZATION SCHEDULE. Sections 2.4(a) and (b) of the Credit Agreement are hereby amended and restated in their entirety to read as follows:

         SECTION 2.4       TERM LOAN A.

                  (a) Term Loan A. Subject to the terms and conditions hereof and in reliance upon the representations and warranties set forth herein, each Lender severally agrees to make available to the Borrowers from time to time pursuant to Section 2.4(c), or such earlier date as the Term Loan A Commitments shall have been terminated as provided herein, such Lender's Term Loan A Commitment Percentage of a term loan in Dollars (the "Term Loan A") in the aggregate principal amount of ONE HUNDRED FIVE MILLION DOLLARS ($105,000,000) (the "Term Loan A Committed Amount") for the purposes hereinafter set forth. The Term Loan A may consist of Alternate Base Rate Loans or LIBOR Rate Loans, or a combination thereof, as the Company may request. Amounts repaid on the Term Loan A may not be reborrowed.

                  (b) Repayment of Term Loan A. The principal amount of the Term Loan A shall be repaid in eighteen (18) consecutive fiscal quarterly installments as follows, unless accelerated sooner pursuant to Section 10.2:

              PRINCIPAL                 TERM LOAN A
         AMORTIZATION PAYMENT            PRINCIPAL
                DATES              AMORTIZATION PAYMENT
         --------------------      --------------------
             June 30, 2004              $2,625,000

          September 30, 2004            $2,625,000

           December 31, 2004            $2,625,000

            March 31, 2005              $2,625,000

             June 30, 2005              $5,250,000

          September 30, 2005            $5,250,000

           December 31, 2005            $6,562,500

              PRINCIPAL                 TERM LOAN A
         AMORTIZATION PAYMENT            PRINCIPAL
                DATES              AMORTIZATION PAYMENT
         --------------------      --------------------
            March 31, 2006              $6,562,500

             June 30, 2006              $6,562,500

          September 30, 2006            $6,562,500

           December 31, 2006            $6,562,500

            March 31, 2007              $6,562,500

             June 30, 2007              $6,562,500

          September 30, 2007            $6,562,500

           December 31, 2007            $7,875,000

            March 31, 2008              $7,875,000

             June 30, 2008              $7,875,000

         Revolving Commitment           $7,875,000
           Termination Date

                                  ************

         1.4 REVOLVING COMMITTED AMOUNT REDUCTIONS. Section 3.2(b)(ii) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

         SECTION 3.2 REDUCTION OF REVOLVING COMMITMENTS OR TERM LOAN A COMMITMENTS.

                                  ************

                  (B)      MANDATORY REDUCTIONS.

                                  ************

                           (ii) The Revolving Committed Amount shall be reduced in eighteen (18) consecutive fiscal quarterly installments as follows (and the outstanding Revolving Loans shall be repaid in an amount necessary to comply with Section 3.3(b)(i)), unless accelerated sooner pursuant to Section 10.2:

         REVOLVING COMMITTED
          AMOUNT REDUCTION
                DATES               AMOUNT OF REDUCTION
         --------------------       -------------------
             June 30, 2004               $2,375,000

          September 30, 2004             $2,375,000

           December 31, 2004             $2,375,000

            March 31, 2005               $2,375,000

             June 30, 2005               $4,750,000

          September 30, 2005             $4,750,000

           December 31, 2005             $5,937,500

            March 31, 2006               $5,937,500

             June 30, 2006               $5,937,500

          September 30, 2006             $5,937,500

           December 31, 2006             $5,937,500

            March 31, 2007               $5,937,500

             June 30, 2007               $5,937,500

          September 30, 2007             $5,937,500

           December 31, 2007             $7,125,000

            March 31, 2008               $7,125,000

             June 30, 2008               $7,125,000

         Revolving Commitment            $7,125,000
           Termination Date

         1.5 MANDATORY PREPAYMENTS. Sections 3.3(b)(ii), (iv) and (v) of the Credit Agreement are hereby amended and restated in their entirety to read as follows:

         SECTION 3.3       PREPAYMENTS.

                                  ************

                  (b)      Mandatory Prepayments.

                                  ************

                           (ii) Asset Dispositions. Within ten (10) Business Days following any Asset Disposition, the Borrowers shall prepay the Loans in an aggregate amount equal to one hundred percent (100%) of the Net Cash Proceeds derived from such Asset Disposition (such prepayment to be applied as set forth in clause (vii) below); provided, however, that such Net Cash Proceeds shall not be required to be so applied to the extent that the Company delivers to the Administrative Agent a certificate certifying that the Credit Parties intend to reinvest such Net Cash Proceeds in replacement assets within 180 days of the receipt of such Net Cash Proceeds and completes such reinvestment within such 180-day period. Notwithstanding anything to the contrary contained herein, after the occurrence and during the continuance of an Event of Default, the Required Lenders shall have the option to require such Net Cash Proceeds to be applied immediately to prepay the Loans in accordance with clause (vii) below.

                                  ************

                           (iv) Equity Issuance. Within ten (10) Business Days following any Equity Issuance, the Borrowers shall prepay the Loans in an aggregate amount equal to fifty percent (50%) of the Net Cash Proceeds derived from such Equity Issuance (such prepayment to be applied as set forth in clause (vii) below); provided, however, that such Net Cash Proceeds shall not be required to be so applied to the extent that the Company (A) delivers to the Administrative Agent a certificate that the Credit Parties intend to use such Net Cash Proceeds to (x) redeem up to 35% of the outstanding principal amount of the Permitted Parent Debt and pay any penalties, premiums or accrued interest with respect thereto, and/or (y) acquire additional telecommunications assets within 18 months of the receipt of such Net Cash Proceeds, so long as such additional telecommunications assets are useful in its business in accordance with the provisions of Section 7.10 and as permitted pursuant to Section 9.4 and (B) uses such Net Cash Proceeds for the purposes set forth in clause (x) above within a reasonable period of time and/or for the purposes set forth in clause (y) above within 18 months of the receipt of such Net Cash Proceeds. Notwithstanding anything to the contrary contained herein, after the occurrence and during the continuance of an Event of Default, the Required Lenders shall have the option to require such Net Cash Proceeds to be applied immediately to prepay the Loans in accordance with clause (vii) below.

                           (v) Recovery Event. Within ten (10) Business Days following the receipt of insurance proceeds in connection with a Recovery Event, the Borrowers shall prepay the Loans in an aggregate amount equal to one hundred percent (100%) of such insurance proceeds (such prepayment to be applied as set forth in clause (vii) below); provided, however, that such insurance proceeds shall not be required to be so applied to the extent that the Company delivers to the Administrative Agent a certificate certifying that the Credit Parties intend to reinvest such insurance proceeds in replacement assets within 180 days of the receipt of such insurance proceeds and completes such reinvestment within such 180-day period. Notwithstanding anything to the contrary contained herein, after the occurrence and during the continuance of an Event of Default, the Required Lenders shall have the option to require such insurance proceeds to be applied immediately to prepay the Loans in accordance with clause (vii) below.

         1.6 SCHEDULE 2.1(A). Schedule 2.1(a) to the Credit Agreement is hereby amended and replaced by the Schedule 2.1(a) attached hereto.

                                    SECTION 2

                               CLOSING CONDITIONS

         2.1      CLOSING CONDITIONS.

         This First Amendment shall be effective as of the date first above written (the "First Amendment Effective Date") at such time as the following conditions shall have been satisfied (in form and substance reasonably acceptable to the Administrative Agent):

                  (a) First Amendment. Receipt by the Administrative Agent of a copy of this First Amendment duly executed by each of the Credit Parties, the Existing Lenders and the New Lenders.

                  (b) Resolutions. Receipt by the Administrative Agent of copies of resolutions of the Board of Directors of each of the Credit Parties approving and adopting this First Amendment, the transactions contemplated herein and authorizing execution and delivery hereof, certified by a secretary or assistant secretary of such Credit Party to be true and correct and in force and effect as of the date hereof.

                  (c) Opinion. Receipt by the Administrative Agent of an opinion of counsel to the Credit Parties addressed to the Administrative Agent, the Existing Lenders and the New Lenders, in form and substance satisfactory to the Administrative Agent.

                  (d) Notes. Receipt by each New Lender of a Revolving Note, Term Loan A Note and Term Loan B Note evidencing such New Lender's Revolving Commitment, Term Loan A Commitment and Term Loan B Commitment, as applicable, duly-executed by the Borrowers.

                                    SECTION 3

                           ASSIGNMENTS AND ASSUMPTIONS

The Existing Lenders hereby sell and assign, without recourse and without representation or warranty except as expressly set forth herein, to the New Lenders, and the New Lenders hereby purchase and assume from the Existing Lenders, effective as of the First Amendment Effective Date, such interests in the Existing Lenders' rights and obligations under the Credit Agreement (including, without limitation, the Commitments of the Existing Lenders on the First Amendment Effective Date and the Loans and LOC Obligations owing to the Existing Lenders which are outstanding on the First Amendment Effective Date) as shall be necessary in order to give effect to the reallocations of the Revolving Committed Amount, the LOC Committed Amount, the Term Loan A Committed Amount and the Term Loan B Committed Amount and the Commitment Percentages effected by the amendment to Schedule 2.1(a) to the Credit Agreement pursuant to Section 1.3 of this First Amendment. By executing this First Amendment below, each of the Borrowers and the Administrative Agent hereby consent to the foregoing assignments. From and after the First Amendment Effective Date (a) each of the New Lenders shall be a party to and be bound by the provisions of the Credit Agreement (as amended hereby) and, to the extent of the interests assigned hereby, have the rights and obligations of a Lender thereunder and under the other Credit Documents and (b) each of the Existing Lenders shall, to the extent of its interests assigned hereby, relinquish its rights and be released from its obligations under the Credit Agreement.

Each of the Existing Lenders (i) represents that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim, (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or any other Credit Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other instrument or document furnished pursuant thereto, and (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrowers or their Subsidiaries or the performance or observance by the Borrowers or their Subsidiaries of any of their obligations under the Credit Agreement or any other instrument or document furnished or executed pursuant thereto.

Each of the New Lenders (A) represents and warrants that it is legally authorized to enter into this First Amendment, (B) confirms that it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 6.1 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this First Amendment; (C) agrees that it will, independently and without reliance upon the Existing Lenders or any other Lender or Administrative Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (D) confirms that it is an Eligible Assignee; (E) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Credit Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (F) agrees that it will perform in accordance with their terms all the obligations which by the terms of the Credit Agreement and the other Credit Documents are required to be performed by it as a Lender; (G) agrees to hold all confidential information in a manner consistent with the provisions of Section 12.10(g) of the Credit Agreement; and (H) includes herewith for the Administrative Agent the two forms required by Section 3.14 of the Credit Agreement (if not previously delivered).

                                    SECTION 4

                                  MISCELLANEOUS

         4.1 AMENDED TERMS. The term "Credit Agreement" as used in each of the Credit Documents shall hereafter mean the Credit Agreement as amended by this First Amendment. Except as specifically amended hereby or otherwise agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

         4.2 REPRESENTATIONS AND WARRANTIES OF CREDIT PARTIES. Each of the Credit Parties represents and warrants as follows:

                  (a) It has taken all necessary action to authorize the execution, delivery and performance of this First Amendment.

                  (b) This First Amendment has been duly executed and delivered by such Person and constitutes such Person's legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

                  (c) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this First Amendment.

                  (d)      The representations and warranties set forth in
         Article V of the Credit Agreement are, subject to the limitations set forth therein, true and correct in all material respects as of the date hereof (except for those which expressly relate to an earlier date).

         4.3 ACKNOWLEDGMENT OF GUARANTORS. The Guarantors acknowledge and consent to all of the terms and conditions of this First Amendment and agree that this First Amendment and all documents executed in connection herewith do not operate to reduce or discharge the Guarantors' obligations under the Credit Documents.

         4.4 CREDIT DOCUMENT. This First Amendment shall constitute a Credit Document under the terms of the Credit Agreement.

         4.5 ENTIRETY. This First Amendment and the other Credit Documents embody the entire agreement between the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

         4.6 COUNTERPARTS. This First Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.

         4.7 GOVERNING LAW. THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NORTH CAROLINA.

         4.8 CONSENT TO JURISDICTION; SERVICE OF PROCESS; ARBITRATION. The jurisdiction, services of process and arbitration provisions set forth in Sections 12.5 and 12.6 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

                           [Signature Pages to Follow]

         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this First Amendment to be duly executed and delivered as of the date first above written.

BORROWERS:                                   HORIZON PERSONAL COMMUNICATIONS,
                                             INC.


                                             By:
                                                --------------------------------
                                                Name:
                                                     ---------------------------
                                                Title:
                                                      --------------------------

                                             BRIGHT PERSONAL COMMUNICATIONS
                                             SERVICES, LLC


                                             By:
                                                --------------------------------
                                                Name:
                                                     ---------------------------
                                                Title:
                                                      --------------------------

GUARANTORS:                                  HORIZON PCS, INC.


                                             By:
                                                --------------------------------
                                                Name:
                                                     ---------------------------
                                                Title:
                                                      --------------------------

EXISTING LENDERS:                            FIRST UNION NATIONAL BANK,
                                             as Administrative Agent and as an
                                             Existing Lender


                                             By:
                                                --------------------------------
                                                Name:
                                                     ---------------------------
                                                Title:
                                                      --------------------------

EXISTING LENDERS (CONTINUED):                WESTDEUTSCHE LANDESBANK
                                             GIROZENTRALE, NEW YORK BRANCH,
                                             as Syndication Agent and Arranger
                                             and as an Existing Lender


                                             By:
                                                --------------------------------
                                                Name:
                                                     ---------------------------
                                                Title:
                                                      --------------------------


                                             By:
                                                --------------------------------
                                                Name:
                                                     ---------------------------
                                                Title:
                                                      --------------------------

EXISTING LENDERS (CONTINUED):                FORTIS CAPITAL CORP.,
                                             as Documentation Agent and as an
                                             Existing Lender


                                             By:
                                                --------------------------------
                                                Name:
                                                     ---------------------------
                                                Title:
                                                      --------------------------

EXISTING LENDERS (CONTINUED):                COBANK, ACB


                                             By:
                                                --------------------------------
                                                Name:
                                                     ---------------------------
                                                Title:
                                                      --------------------------

EXISTING LENDERS (CONTINUED):                MOTOROLA CREDIT CORPORATION


                                             By:
                                                --------------------------------
                                                Name:
                                                     ---------------------------
                                                Title:
                                                      --------------------------

EXISTING LENDERS (CONTINUED):                NATIONAL CITY BANK


                                             By:
                                                --------------------------------
                                                Name:
                                                     ---------------------------
                                                Title:
                                                      --------------------------

NEW LENDERS:                                 BANK OF TOKYO-MITSUBISHI TRUST
                                             COMPANY


                                             By:
                                                --------------------------------
                                                Name:
                                                     ---------------------------
                                                Title:
                                                      --------------------------

NEW LENDERS (CONTINUED):                     CIT LENDING SERVICES CORPORATION


                                             By:
                                                --------------------------------
                                                Name:
                                                     ---------------------------
                                                Title:
                                                      --------------------------

NEW LENDERS (CONTINUED):                     IBM CREDIT CORPORATION


                                             By:
                                                --------------------------------
                                                Name:
                                                     ---------------------------
                                                Title:
                                                      --------------------------

                                 Schedule 2.1(a)

                             SCHEDULE OF LENDERS AND
                                   COMMITMENTS

                              Revolving        Revolving          LOC              LOC         Term Loan A     Term Loan A
                              Committed       Commitment       Committed        Commitment      Committed       Commitment
         Lender                 Amount        Percentage         Amount         Percentage        Amount        Percentage
         ------              ------------     -----------    --------------     -----------    ------------    ------------
First Union National Bank    $ 15,921,964     16.75996210%   $ 1,675,996.21     16.75996210%   $  4,211,370      4.01082857%

Fortis Capital Corp.         $  8,899,286      9.36766947%   $   936,766.95      9.36766947%   $ 12,450,714     11.85782285%

Westdeutsche Landesbank      $  9,685,000     10.19473684%   $ 1,019,473.68     10.19473684%   $ 13,498,333     12.85555524%
Girozentrale, New York
Branch

CoBank, ACB                  $ 10,168,750     10.70394737%   $ 1,070,394.74     10.70394737%   $ 14,831,250     14.12500000%

Motorola Credit              $ 16,666,667     17.54386000%   $ 1,754,386.00     17.54386000%   $ 22,222,222     21.16402095%
Corporation

National City Bank           $  8,333,333      8.77192947%   $   877,192.95      8.77192947%   $ 11,111,111     10.58201048%

Bank of Tokyo-Mitsubishi     $  7,125,000      7.50000000%   $   750,000.00      7.50000000%   $  7,875,000      7.50000000%
Trust Company

IBM Credit Corporation       $  5,700,000      6.00000000%   $   600,000.00      6.00000000%   $  6,300,000      6.00000000%

CIT Lending Services         $ 12,500,000     13.15789474%   $ 1,315,789.47     13.15789474%   $ 12,500,000     11.90476190%
Corporation

Total:                       $ 95,000,000             100%   $   10,000,000             100%   $105,000,000             100%

                              Term Loan B     Term Loan B
                               Committed       Commitment
         Lender                  Amount        Percentage
         ------               ------------    ------------

First Union National Bank     $ 14,866,666     29.73333200%

Fortis Capital Corp.          $  8,650,000     17.30000000%

Westdeutsche Landesbank       $  6,816,667     13.63333400%
Girozentrale, New York
Branch

CoBank, ACB                   $          0               0%

Motorola Credit               $ 11,111,111     22.22222200%
Corporation

National City Bank            $  5,555,556     11.11111200%

Bank of Tokyo-Mitsubishi      $          0               0%
Trust Company

IBM Credit Corporation        $  3,000,000      6.00000000%

CIT Lending Services          $          0               0%
Corporation

Total:                        $ 50,000,000             100%